Exhibit 10(a)
21/04/2010
Clean Diesel Technologies Inc.
10 Middle Street, Suite 1100
Bridgeport, CT 06604
Attn: Michael L. Asmussen
AMENDMENT OF ENGAGEMENT LETTER
Dear Sirs,
We refer to the Engagement Letter between us of 18 November 2009 (the “Engagement Letter”). This letter agreement of the above date is intended to be effective as of 20 February 2010 and to extend and to amend the Engagement Letter.
We hereby agree:
1. To amend the Engagement Letter to revise the minimum and maximum funds sought to be raised as expressed in the Engagement Letter to $1,000,000 minimum and $1,500,000 maximum rather than $3,000,000 minimum and $4,000,000 maximum: and
2. To extend the Engagement Letter, with only the foregoing amendment and otherwise by its terms, until the close of business 30 June 2010.
If you are in accord with the foregoing, kindly sign below where indicated.
Yours faithfully,

For: Innovator Capital Limited
By	/s/ Mungo Park
Mungo Park, Chairman
We hereby agree to the above mentioned, dated this 21st day of April 2010.

For: Clean Diesel Technologies Inc.
By	/s/ Michael L. Asmussen
Michael L. Asmussen, CEO

By	/s/ C.W. Grinnell
Charles W. Grinnell, VP

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